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                                                                    EXHIBIT 10.4

                       AMENDMENT NO. 3 TO OFFICE BUILDING
                                TRIPLE NET LEASE


        THIS AMENDMENT NO. 3 TO OFFICE BUILDING TRIPLE NET LEASE is made and entered into this 13th day of June, 1994, to be effective, however, as of May 1, 1994, by and between BILL B. WILLIAMS, JR. and JUDITH A. WILLIAMS, husband and wife, as Lessor, and TELECT, INC., a Washington corporation, as Lessee.

        In recognition of the completion and occupancy of the new office building constructed on the Premises, the parties hereto do hereby amend, effective as of May 1, 1994, that certain Office Building Triple Net Lease between Lessor and Lessee, bearing the effective date of February 28, 1990, as previously amended by that certain Amendment No. 1 to Office Building Triple Net Lease dated January 20, 1993, and that certain Amendment No. 2 to Office Building Triple Net Lease dated July 13, 1993, as follows:

        1. Section 4 thereof is hereby amended in its entirety to read as follows:

               "4. Monthly Rental. Lessee shall, during the lease term, pay to Lessor at E. 23003 Euclid, Otis Orchards, Washington 99027, or such other place as Lessor shall designate in writing from time to time, without setoff or deduction for any reason whatsoever, a monthly rental in the amount of Forty Thousand Five Hundred Dollars ($40,500.00). The monthly rental shall be prorated for partial months falling within the lease term, and shall be payable in advance on or before the first day of each calendar month during the lease term. If any rent payment is not received by Lessor within five (5) days after the due date (or on the next business day if the fifth day is not a business day), then Lessee shall pay as additional rent the sum of five percent (5%) of the delinquent payment for each month or a portion thereof that the payment remains overdue."


        As herein amended, the parties hereto do hereby reaffirm and ratify all of the terms and provisions of said Office Building Triple Net Lease, as previously amended.

        IN WITNESS whereof, the parties hereto have executed this Amendment No. 3 to Office Building Triple Net Lease on the date and year first above written, to be effective, however, as of May 1, 1994.


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STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that BILL B. WILLIAMS, JR. is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

        Dated June 13, 1994




                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                  --------------

STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that JUDITH A. WILLIAMS is the person who appeared before me, and said person acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.

        Dated June 13, 1994





                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                  --------------




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STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that WAYNE E. WILLIAMS, JR. is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Telect, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        Dated June 13, 1994





                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                  --------------


STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that JUDITH A. WILLIAMS is the person who appeared before me, and said person acknowledged that she signed this instrument, on oath stated that she was authorized to execute the instrument and acknowledged it as the Secretary/Treasurer of Telect, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        Dated June 13, 1994




                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                  --------------


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